Exhibit 99.1

News Release

Wabtec Reports Strong Sales and EPS Growth for 3Q, Affirms Full-Year EPS Guidance

WILMERDING, PA, Oct. 30, 2018 – Wabtec Corporation (NYSE: WAB) today reported strong sales and EPS growth for the 2018 third quarter and affirmed its full-year EPS guidance.

2018 Third Quarter Consolidated Results

•

Sales were $1.08 billion, 13 percent higher than the year-ago quarter. Compared to the year-ago quarter, organic sales increased $107 million and acquisitions increased sales $32 million, while changes in foreign currency exchange rates decreased sales by $20 million.

•

Income from operations was $125 million including expenses of $11 million related to the proposed GE Transportation merger, restructuring actions and a tax law change in India. Excluding those items, income from operations was $136 million, or 12.6 percent of sales (see reconciliation table). SG&A expenses increased mainly due to those expenses and acquisitions.

•	Net interest expense was $24 million, including $3.2 million related to the proposed GE Transportation merger.

•

Income tax expense was $17 million for an effective tax rate of 16.2 percent. The quarter included a benefit of $7 million from the reduction of the estimated transition tax charge that was initially recorded in the fourth quarter of 2017 due to the 2017 U.S. tax reform act.

•

GAAP earnings per diluted share were 91 cents including expenses for the proposed GE Transportation merger, restructuring actions and the refinements of the effects of tax law changes in the U.S. and India, all of which reduced EPS by a net of 4 cents. Excluding those items, adjusted EPS was 95 cents. GAAP EPS in the 2017 third quarter was 70 cents including expenses of 18 cents per diluted share for contract adjustments and restructuring actions.

2018 Third Quarter Segment Results

•

In the Transit segment, sales increased 11 percent and income from operations increased 28 percent compared to the year-ago third quarter. Transit sales increased by $68 million; the increase resulted from organic sales growth of $61 million and sales from acquisitions of $21 million, with changes in foreign currency exchange rates decreasing sales by $14 million. Income from operations was $61 million, or 8.9 percent of sales, including expenses of $2.3 million for restructuring and the India tax law change. Lower-margin contracts in the U.K. also had a negative effect on income from operations. The year-ago quarter included expenses of $18 million for contract adjustments and restructuring actions.

•

In the Freight segment, sales increased 15 percent and income from operations increased 29 percent. Freight sales increased by $51 million; the increase resulted from organic sales growth of $46 million and sales from acquisitions of $11 million, with changes in foreign currency exchange rates decreasing sales by $6 million. Income from operations was $79 million, or 20.3 percent of sales, including restructuring expenses of $700,000. The year-ago quarter included expenses of $7 million for contract adjustments and restructuring actions.

Cash Flow and Balance Sheet Summary

•

Cash used in operations was $30 million for the third quarter due mainly to higher working capital, including for lower-margin contracts in the U.K. During the quarter, the company incurred $10 million of cash costs for the proposed GE Transportation merger and other restructuring actions, and $24 million of cash tax payments related to the 2017 U.S. tax law change.

Contact

Tim Wesley	Phone: 412.825.1543	Wabtec Corporation
	E-mail: twesley@wabtec.com	1001 Air Brake Avenue
	Website: www.wabtec.com	Wilmerding, PA 15148

News Release

•	At Sept. 30, the company had cash of $411 million, restricted cash of $1.7 billion and debt of $3.9 billion.

•

During the quarter, Wabtec completed the financing for its proposed merger with GE Transportation. The company issued $500 million of Floating Rate Senior Notes due 2021, $750 million of 4.15% Senior Notes due 2024, and $1.25 billion of 4.7% Senior Notes due 2028. Wabtec intends to use the net proceeds from these notes, together with borrowings under its credit agreement and cash on hand, to pay the cash purchase price for the GE Transportation transaction and for related fees and expenses.

Backlog and New Orders

•	At Sept. 30, the company’s total, multi-year backlog was $4.6 billion, slightly lower than at the end of the second quarter. The company’s 12-month backlog, a subset of the total, was $2.2 billion.

•

Recent new orders included projects in all major markets and product categories around the world, including train control hardware, projects and services; transit components in Australia, China, Germany, Israel, Italy and Switzerland; and multi-year orders for freight car components in the U.S.

2018 Full-Year Guidance

Based on its year-to-date results and full-year forecast, Wabtec expects 2018 revenues to be about $4.35 billion and EPS to be about $3.85 excluding estimated costs related to the proposed GE Transportation merger, expenses for restructuring and the effects of tax law changes. The company’s adjusted operating margin target for the full year is about 13 percent. For the year, Wabtec expects cash flow from operations to be about $200 million.

Raymond T. Betler, Wabtec’s president and chief executive officer, said: “With a solid backlog and positive trends in our markets, we expect to finish the year with a strong fourth quarter, both in earnings and cash flow, to position the company for growth in 2019. Our freight business continues to show strong growth in revenues and income from operations, with good market indicators for the foreseeable future. In transit, we have a near-record backlog and strong bidding activity, as we take actions to drive sustainable profitability improvements in the business. We are making progress toward combining with GE Transportation and are excited about our strategic opportunities to accelerate innovation for our customers, while delivering improved earnings, margins and cash flow for our shareholders.”

Update on GE Transportation Merger

In May 2018, Wabtec entered into a definitive agreement to combine with GE Transportation, a unit of General Electric Company (NYSE: GE). The combination will make Wabtec a Fortune 500, global transportation leader in rail equipment, software and services, with operations in more than 50 countries.

In connection with the proposed combination, Wabtec will hold a special meeting of stockholders on Nov. 14, 2018 to consider and vote on proposals to amend its charter to increase the number of authorized shares of Wabtec common stock and to approve the issuance of Wabtec common stock to effect the merger. The special meeting will be held at 9 a.m. Eastern time at The Duquesne Club, 325 Sixth Avenue, Pittsburgh, PA 15222. Wabtec’s stockholders of record at the close of business on Oct. 11, 2018, are entitled to receive notice of, and to vote at, the special meeting.

Additional information related to the charter amendment, the share issuance, the proposed combination and the special meeting is included in the definitive proxy statement dated and filed with the SEC on Oct. 12, 2018. The definitive proxy statement was first mailed to Wabtec’s stockholders on or about Oct. 12, 2018.

The proposed combination with GE Transportation is expected to be completed by early 2019, subject to customary closing conditions. It is possible that the proposed combination could be completed at an earlier time if the closing conditions are satisfied sooner.

Contact

Tim Wesley	Phone: 412.825.1543	Wabtec Corporation
	E-mail: twesley@wabtec.com	1001 Air Brake Avenue
	Website: www.wabtec.com	Wilmerding, PA 15148

News Release

Wabtec Corporation (www.wabtec.com) is a leading global provider of equipment, systems and value-added services for transit and freight rail. Through its subsidiaries, Wabtec manufactures a range of products for locomotives, freight cars and passenger transit vehicles. The company also builds new switcher and commuter locomotives, and provides aftermarket services. The company has facilities located throughout the world.

Wabtec will host a call with analysts and investors at 10 a.m., eastern time, today. To listen via webcast, go to www.wabtec.com and click on “Webcasts” in the “Investor Relations” section.

Additional Information and Where to Find It

In connection with the proposed transaction between General Electric Company (“GE”) and Wabtec, Transportation Systems Holdings Inc., a wholly owned subsidiary of GE created for the transaction (“SpinCo”), has filed with the SEC a registration statement on Form 10 and Wabtec has filed with the SEC a registration statement on Form S-4 and a definitive proxy statement on Schedule 14A. If the transaction is effected via an exchange offer, GE will file with the SEC a Schedule TO with respect thereto and a registration statement on Form S-4/S-1 containing a prospectus. This communication is not a substitute for any definitive proxy statement, registration statement, proxy statement/prospectus or other documents GE, Wabtec and/or SpinCo may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED BY GE, WABTEC OR SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these materials and other documents filed with the SEC by GE, Wabtec and/or SpinCo through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by GE, Wabtec and/or SpinCo with the SEC from the respective companies by directing a written request to GE and/or SpinCo at General Electric Company, 41 Farnsworth Street, Boston, Massachusetts 02210 or by calling 617-443-3400, or to Wabtec at Wabtec Corporation, 1001 Air Brake Avenue, Wilmerding, PA 15148 or by calling 412-825-1543.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. GE, Wabtec, SpinCo, their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Wabtec in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the relevant materials when filed with the SEC. Information regarding the directors and executive officers of GE is contained in GE’s proxy statement for its 2018 annual meeting of shareholders, filed with the SEC on March 12, 2018, its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 23, 2018, its Quarterly Report on Form 10-Q for the quarter

Contact

Tim Wesley	Phone: 412.825.1543	Wabtec Corporation
	E-mail: twesley@wabtec.com	1001 Air Brake Avenue
	Website: www.wabtec.com	Wilmerding, PA 15148

News Release

ended June 30, 2018, which was filed with the SEC on July 27, 2018 and certain of its Current Reports filed on Form 8-K. Information regarding the directors and executive officers of Wabtec is contained in Wabtec’s proxy statement for its 2018 annual meeting of shareholders, filed with the SEC on April 5, 2018, its definitive proxy statement for its special meeting of shareholders, which was filed with the SEC on October 12, 2018, its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 26, 2018, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 which was filed with the SEC on July 31, 2018 and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Wabtec and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, including future financial and operating results, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.

Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of Wabtec may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by GE or Wabtec, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE, Wabtec and SpinCo; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) changes in the expected timing of projects; (14) a decrease in freight or passenger rail traffic; (15) an increase in manufacturing costs; (16) actions by third parties, including government agencies; and (17) other risk factors as detailed from time to time in GE’s and Wabtec’s respective reports filed with the SEC, including GE’s and Wabtec’s annual reports on Form

Contact

Tim Wesley	Phone: 412.825.1543	Wabtec Corporation
	E-mail: twesley@wabtec.com	1001 Air Brake Avenue
	Website: www.wabtec.com	Wilmerding, PA 15148

News Release

10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Wabtec undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contact

Tim Wesley	Phone: 412.825.1543	Wabtec Corporation
	E-mail: twesley@wabtec.com	1001 Air Brake Avenue
	Website: www.wabtec.com	Wilmerding, PA 15148

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017

(AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

(UNAUDITED)

	Third Quarter 2018	Third Quarter 2017	For the Nine Months 2018	For the Nine Months 2017
Net sales	$1,077,814	$957,931	$3,245,671	$2,806,218
Cost of sales	(775,802)	(704,728)	(2,308,811)	(2,009,345)

Gross profit	302,012	253,203	936,860	796,873
Gross profit as a % of Net Sales	28.0%	26.4%	28.9%	28.4%
Selling, general and administrative expenses	(146,839)	(118,183)	(465,197)	(368,788)
Engineering expenses	(20,132)	(24,709)	(61,569)	(71,511)
Amortization expense	(9,862)	(8,645)	(30,113)	(27,039)

Total operating expenses	(176,833)	(151,537)	(556,879)	(467,338)
Operating expenses as a % of Net Sales	16.4%	15.8%	17.2%	16.7%
Income from operations	125,179	101,666	379,981	329,535
Income from operations as a % of Net Sales	11.6%	10.6%	11.7%	11.7%
Interest expense, net	(23,713)	(20,038)	(75,917)	(57,460)
Other (expense) income, net	1,201	(443)	5,958	5,304

Income from operations before income taxes	102,667	81,185	310,022	277,379
Income tax expense	(16,598)	(12,746)	(53,225)	(64,776)

Effective tax rate	16.2%	15.7%	17.2%	23.4%
Net Income	86,069	68,439	256,797	212,603
Less: Net Loss (Gain) attributable to noncontrolling interest	1,670	(1,040)	3,724	710

Net income attributable to Wabtec shareholders	$87,739	$67,399	$260,521	$213,313

Earnings Per Common Share Basic
Net income attributable to Wabtec shareholders	$0.91	$0.70	$2.71	$2.23

Diluted
Net income attributable to Wabtec shareholders	$0.91	$0.70	$2.70	$2.22

Weighted average shares outstanding
Basic	96,208	95,709	95,935	95,163

Diluted	96,637	96,316	96,436	95,808

Segment Information
Freight Net Sales	$391,577	$340,185	$1,183,389	$1,032,959
Freight Income from Operations	$79,420	$61,424	$233,390	$195,811
Freight Operating Margin	20.3%	18.1%	19.7%	19.0%
Transit Net Sales	$686,237	$617,746	$2,062,282	$1,773,259
Transit Income from Operations	$60,735	$47,358	$186,794	$155,383
Transit Operating Margin	8.9%	7.7%	9.1%	8.8%

Backlog Information (Note: 12-month is a sub-set of total)	September 30, 2018	June 30, 2018
Freight Total	$607,903	$649,268
Transit Total	3,959,393	4,011,993

Wabtec Total	$4,567,296	$4,661,261

Freight 12-Month	$408,527	$464,295
Transit 12-Month	1,791,922	2,044,437

Wabtec 12-Month	$2,200,449	$2,508,732

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

In thousands	Unaudited September 30, 2018	December 31, 2017
Cash and cash equivalents	$411,381	$233,401
Restricted cash	1,724,000	$—
Receivables, net	1,240,521	1,166,787
Inventories	866,205	742,634
Current assets—other	111,441	122,291

Total current assets	4,353,548	2,265,113
Property, plant and equipment, net	557,423	573,972
Goodwill	2,412,554	2,460,103
Other intangibles, net	1,157,424	1,204,432
Other long term assets	72,277	76,360

Total assets	$8,553,226	$6,579,980

Current liabilities	$1,530,293	$1,573,330
Long-term debt	3,818,061	1,823,303
Long-term liabilities—other	294,520	354,815

Total liabilities	5,642,874	3,751,448
Shareholders’ equity	2,895,170	2,808,868
Non-controlling interest	15,182	19,664

Total shareholders’ equity	$2,910,352	$2,828,532

Total Liabilities and Shareholders’ Equity	$8,553,226	$6,579,980

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Unaudited
	Nine Months Ended September 30,
	2018	2017
In thousands
Net cash provided by operating activities	$38,038	$26,511
Net cash used for investing activities	(104,160)	(905,872)
Net cash provided by (used for) financing activities	1,995,310	(70,049)
Effect of changes in currency exchange rates	(27,208)	34,258

Increase (decrease) in cash	1,901,980	(915,152)
Cash, cash equivalents, and restricted cash, beginning of period	233,401	1,143,232

Cash, cash equivalents, and restricted cash, end of period	$2,135,381	$228,080

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation

Reconciliation of Reported Results to Adjusted Results

(in millions)	Third Quarter 2018 Actual Results
	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Minority Interest	Wabtec Net Income	EPS
Reported Results	$302.0	$(176.8)	$125.2	$(22.5)	$(16.6)	$86.1	$1.7	$87.7	$0.91
Restructuring cost add-back	0.5	1.9	2.4	—	(0.5)	1.9	—	1.9	$0.02
GE transaction costs	—	7.2	7.2	3.2	(2.3)	8.1	—	8.1	$0.08
India GST costs	—	0.8	0.8	—	(0.2)	0.6	—	0.6	$0.01
Tax adjustment related to 2017 U.S. tax law change	—	—	—	—	(6.5)	(6.5)	—	(6.5)	$(0.07)

Adjusted Results	$302.5	$(166.9)	$135.6	$(19.3)	$(26.2)	$90.1	$1.7	$91.7	$0.95

Fully Diluted Shares Outstanding									96.6

Wabtec Corporation

Reconciliation of Reported Results to Adjusted Results

(in millions)	Year-to-Date 2018 Actual Results
	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Minority Interest	Wabtec Net Income	EPS
Reported Results	$936.9	$(556.9)	$380.0	$(70.0)	$(53.2)	$256.8	$3.7	$260.5	$2.70
Restructuring costs add-back	1.7	5.1	6.8	—	(1.6)	5.2	—	5.2	$0.05
GE transaction costs	—	16.4	16.4	14.8	(7.2)	24.0	—	24.0	$0.25
India GST costs	—	4.8	4.8	—	(1.1)	3.7	—	3.7	$0.04
Tax adjustment related to 2017 U.S. tax law change	—	—	—	—	(19.5)	(19.5)	—	(19.5)	$(0.20)

Adjusted Results	$938.6	$(530.6)	$408.0	$(55.2)	$(82.7)	$270.1	$3.7	$273.8	$2.84

Fully Diluted Shares Outstanding									96.4